Exhibit 99.1

First Breach to Present at the 20th Annual LD Micro Main Event

Chief Revenue Officer Ken Leith to present on Tuesday, October 20, at 4:30 p.m. Pacific Time

HAGERSTOWN, MD / October 15, 2026 / First Breach Inc. (NASDAQ:FBDT) (“First Breach” or the “Company”), an American-made defense technologies company focused on vertically integrated ammunition production and next-generation unmanned aerial systems, today announced that Chief Revenue Officer Ken Leith will present at the 20th Annual LD Micro Main Event, taking place October 19-21, 2026, at the Luxe Sunset Boulevard Hotel in Los Angeles, California.

Mr. Leith is scheduled to present on Tuesday, October 20, 2026, at 4:30 p.m. Pacific Time. His presentation will provide an overview of First Breach’s business, including its ammunition manufacturing operations and the development of its proprietary unmanned aerial systems.

Mr. Leith will also be available for one-on-one investor meetings on Tuesday, October 20. Investors interested in meeting with First Breach can request a meeting through LD Micro or contact the Company’s investor relations representative below.

Presentation Details

Event: LD Micro Main Event XX

Presenter: Ken Leith, Chief Revenue Officer

Date: Tuesday, October 20, 2026

Time: 4:30 p.m. Pacific Time

Location: Luxe Sunset Boulevard Hotel, Los Angeles, California

Webcast: LD Micro Webcast

About the LD Micro Main Event XX

The 20th Annual LD Micro Main Event will take place October 19-21, 2026, at the Luxe Sunset Boulevard Hotel in Los Angeles. The conference brings together public companies and investors for company presentations, private meetings, and networking opportunities. To register to attend the event or for webcasts, use the following link: LD Micro Webcast.

About First Breach

First Breach Inc. is an ISO 9001:2015 certified, American-made defense technologies company focused on manufacturing match-grade ammunition components, finished ammunition, and developing next-generation unmanned aerial systems for commercial, law enforcement, and military markets. The Company manufactures its products in-house at its Hagerstown, Maryland facility, where it produces brass cups, casings, projectiles, lead cores, lead wire, and completed ammunition with rigorous quality control standards. First Breach is also advancing its drone strategy through the development of U.S.-made unmanned systems, leveraging advanced engineering, robotics, ISR and sensor technologies, and precision manufacturing capabilities to address evolving defense, homeland security, law enforcement, and commercial requirements across domestic and international markets.

For more information, please visit: First Breach Inc.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and include statements regarding the Company’s expectations, beliefs, plans, objectives, strategies, future events, future performance, business prospects, growth initiatives, acquisitions, market opportunities, capital resources, operational objectives, and other statements that are predictive in nature. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on management’s current expectations, assumptions, and beliefs regarding future developments and their potential effect on the Company. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions, and other factors that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such forward-looking statements.

Factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in economic, business, market, competitive, regulatory, technological, legal, and geopolitical conditions; the Company’s ability to execute its business strategy; access to capital and financing; customer demand; industry developments; and other risks and uncertainties described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as required by applicable law, the Company undertakes no obligation to update, revise, or publicly disclose any revisions to any forward-looking statements to reflect events, circumstances, or changes in expectations occurring after the date of this press release.

Investor Relations

Frank Pogubila

Partner

Integrous Communications

Phone: 951.946.5288

Email: fpogubila@integcom.us

Website: www.firstbreach.com

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